UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K/A
(Amendment No. 1)
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Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 5, 2023
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UNITEDHEALTH GROUP INCORPORATED
(Exact name of registrant as specified in its charter)
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Delaware	1-10864	41-1321939
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

UnitedHealth Group Center, 9900 Bren Road East,	Minnetonka,	Minnesota	55343
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (952) 936-1300
N/A
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	UNH	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐ Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

The sole purpose of this Amendment No. 1 on Form 8-K/A (the “Amended 8-K”) is to amend the Current Report on Form 8-K filed by UnitedHealth Group Incorporated (the “Company”) on June 9, 2023 (the “Original 8-K”) to disclose, pursuant to Item 5.07(d) of Form 8-K, the Company’s frequency of future non-binding advisory votes on executive compensation (“say-on-pay votes”).

Item 5.07 Submission of Matters to a Vote of Security Holders.

In light of the Company’s 2023 annual meeting results, as reported in the Original 8-K, where a majority of the Company’s shareholders that voted on the matter indicated a preference, consistent with the Board’s recommendation, to hold the Company’s future say-on-pay votes on an annual basis, the Company will conduct say-on-pay votes on an annual basis until the next required shareholder advisory vote regarding the frequency of such votes.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 22, 2023

UNITEDHEALTH GROUP INCORPORATED

By:	/s/ Kuai H. Leong

Kuai H. Leong
Deputy Corporate Secretary